                                                                   EXHIBIT 10.11

                                THIRD AMENDMENT
                               TO LOAN AGREEMENT

This Third Amendment Agreement to Loan Agreement (this "Third Agreement") dated this 13th day of March, 1997, by and between Taitron Components Incorporated, a California Corporation ("Borrower") and Union Bank of California N.A.

Whereas, Borrower and Bank have previously entered into that certain Loan Agreement, dated June 16, 1995, ("The Loan Agreement"), pursuant to which Bank has agreed to make certain loans and advances to Borrower and Amendments thereto dated March 30, 1996 and January 9, 1997 (the "Agreement").

Whereas, Borrower has requested that Bank agree to amend certain provisions contained in the Loan Agreement; and

Whereas, Borrower and Bank have agreed and intend to hereby amend the Loan Agreement.

Now, therefore, the parties hereby agree as follows:

     1.    DEFINED TERMS. Initially capitalized terms used herein which are
           -------------
           not otherwise defined shall have the meanings assigned thereto in the Agreement.

     2.    AMENDMENTS TO THE AGREEMENT.
           ----------------------------

     (a). Section 1.1.1.1 on line (1) add "this is a sublimit to the Second Revolving Note" and line eight (8) shall be changed from "obligations under drawn L/C's shall not exceed Five Hundred Thousand Dollars ($500,000)"; to "obligations under drawn L/C's shall not exceed Two Million Dollars ($2,000,000)".

     (b). Section 1.1.1.2 on line (1) add "this is a sublimit to the Second Revolving Note" and line four (4) shall be changed from "reimbursement obligations under drawn L/C's shall not exceed Five Hundred Thousand Dollars ($500,000)"; to "reimbursement obligations under drawn L/C's shall not exceed Two Million Dollars ($2,000,000)".

     (c)   Section 1.1.2 shall be deleted in its entirety and a new section
1.1.2 shall be added as follows:

           Section 1.1.2 partial combined limit, aggregate total advances under subparagraphs 1.1.1.1 and 1.1.1.2 above shall not exceed Two Million Dollars ($2,000,0000) at any time.

     (d)   Section 1.1.3 shall be deleted in its entirety and a new section
1.1.3 shall be added as follows:

The Second Revolving Loan. Bank will laon to borrower an amount not to exceed Five Million Three Hundred Thousand Dollars ($5,300,000) outstanding in the aggregate at any one time (The "Second Revolving Loan"). Borrower shall borrow, repay and reborrow all or part of the Revolving Loan in amounts of not less than One Hundred Thousand Dollars ($100,000.00) in accordance with the term of the Revolving Note. All borrowings must be made on or before June 2, 1997 at which time all unpaid principal and interest of the Revolving Loan shall be evidenced by a Promissory Note (The "Second Revolving Note") on the standard form used by Bank for commercial loans. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amounts of the Revolving Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

     3. Except as modified hereby, the Loan Agreement shall remain otherwise unchanged and in full force and effect and this agreement shall be effective from the date hereof and shall have no retroactive effect whatsoever.

In Witness Whereof, Borrower has executed and delivered this agreement.

"Borrower"
Taitron Components Incorporated

By: /s/ Stewart Wang
   -------------------------------
    Stewart Wang, CEO


Accepted and effected this __ day of March 1997, at Bank's place of business in the City of Los Angeles, State of California.

"Bank"
Union Bank of California, NA.



By: __________________________________
    Ronald L. Watterworth, Vice President

 UNION
  BANK OF
CALIFORNIA

                                PROMISSORY NOTE
                                  (BASE RATE)


--------------------------------------------------------------------------------
  Borrower Name TAITRON COMPONENTS INCORPORATED
--------------------------------------------------------------------------------

  Borrower Address                       Office 30361         Loan Number 8863128726 0084-00-0-000
  25202 ANZA DRIVE
  SANTA CLARITA, CA 91355-3496           Maturity Date  JUNE 2, 1997             Amount $5,300,000.00

--------------------------------------------------------------------------------


$5,300,000.00                                   Date  March 13, 1997
 ------------------                                 ---------------------

FOR VALUE RECEIVED, on June 2, 1997, the undersigned ("Debtor") promises to pay
                       ------    --
to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of FIVE MILLION THREE HUNDRED THOUSAND AND NO/100 Dollars
                 ----------------------------------------------
($5,300,000.00), or so much thereof as is disbursed, together with interest on
  ------------
the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. INTEREST PAYMENTS. Debtor shall pay interest on the 2ND day of each MONTH
                                                       ---             -----
(commencing APRIL 2, 1997). Should interest not be paid when due, it shall
            -------    --
become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate, based on an index selected by Debtor, which is 1.35% per annum in excess of Bank's LIBOR-Rate for the Interest Period selected by Debtor.

     Any Base Interest Rate may not be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL
                                               ------------------------------
BANKING Office, or such other office as may be designated by Bank, from time to
-------
time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

     a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding under this note bearing interest at a Base Interest Rate may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

     b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment has occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

     c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by any security agreement or other agreement securing this note, at a foreclosure sale held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the amount of such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT MAKE THE LOAN TO DEBTOR EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

     INITIALS:  /s/ Illegible

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor provided security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statue of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "BASE INTEREST RATE" shall mean a rate of interest based on the LIBOR-Rate. "BASE INTEREST RATE LOAN" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has bee selected by Debtor. "BUSINESS DAY" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in the state identified in paragraph 6, above, and, with respect to the rate of interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "INTEREST PERIOD" shall mean any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR RATE" shall mean a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the costs, if any, of reserve requirements. "ORIGINATION DATE" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "REFERENCE RATE" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "REFERENCE RATE." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.


TAITRON COMPONENTS INCORPORATED
-------------------------------------



By  /s/ Stewart Wang
  -----------------------

Title  President and CEO
     --------------------



                                      -3-
PN-REV(LIBOR-RR)
1/15/97

                               SECOND AMENDMENT
                               TO LOAN AGREEMENT

This Second Amendment Agreement to Loan Agreement (this "Second Agreement") dated this 9th day of January, 1997, by and between Taitron Components, Incorporated, a California Corporation ("Borrower") and Union Bank of California N.A.

Whereas, Borrower and Bank have previously entered into that certain Loan Agreement, dated June 16, 1995 ("The Loan Agreement"), pursuant to which Bank has agreed to make certain loans and advances to Borrower and Amendments thereto dated March 30, 1996 (the "Agreement").

Whereas, Borrower has requested that Bank agree to amend certain provisions contained in the Loan Agreement; and

Whereas, Borrower and Bank have agreed and intend to hereby amend the Loan Agreement.

Now, therefore, the parties hereby agree as follows:

     1.   Defined Terms. Initially capitalized terms used herein which are not
          -------------
          otherwise defined shall have the meanings assigned thereto in the Agreement.

     2.   Amendments to the Agreement.
          ---------------------------

     (a) Section 1.1.1.1 line eight (8) shall be changed from "obligations under drawn L/C's shall not exceed Two Million Dollars ($2,000,000)"; to "obligations under drawn L/C's shall not exceed Five Hundred Thousand Dollars ($500,000)".

     (b) Section 1.1.1.2 line four (4) shall be changed from "reimbursement obligations under drawn L/C's shall not exceed Two Million Dollars ($2,000,000)"; to "reimbursement obligations under drawn L/C's shall not exceed Five Hundred Thousand Dollars ($500,000)".

     (c) Section 1.1.2 shall be deleted in its entirety and a new section 1.1.2 shall be added as follows:

     1.1.2 partial combined limit, aggregate total advances under subparagraphs
1.1.1.1 and 1.1.1.2 above shall not exceed Five Hundred Thousand Dollars ($500,000) at any time.

     (d) Section 1.1.3 shall be deleted in its entirety and a new section 1.1.3 shall be added as follows:

The Second Revolving Loan. Bank will loan to borrower an amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) outstanding in the aggregate at any one time (The "Second Revolving Loan"). The Second Revolving Loan will reduce to $500,000 on April 30, 1997.

Borrower shall borrow, repay and reborrow all or part of the Revolving Loan in amounts of not less than One Hundred Thousand Dollars ($100,000.00) in accordance with the term of the Revolving Note. All borrowings must be made on or before May 31, 1997 at which time all unpaid principal and interest of the Revolving Loan shall be evidenced by a Promissory Note (The "Second Revolving Note") on the standard form used by Bank for commercial loans. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amounts of the Revolving Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

     3. Except as modified hereby, the Loan Agreement shall remain otherwise unchanged and in full force and effect and this agreement shall be effective from the date hereof and shall have no retroactive effect whatsoever.

In Witness Whereof, Borrower has executed and delivered this agreement.

"Borrower"
Taitron Components, Incorporated



By  /s/ Stewart Wang
    -------------------------------------
    Stewart Wang, CEO


Accepted and effected this __ day of, January 1997, at Bank's place of business in the City of Los Angeles, State of California.

"Bank"
Union Bank of California, NA.



By
    -------------------------------------
    Ronald L. Watterworth, Vice President

                      [LOGO OF UNION BANK OF CALIFORNIA]

                                PROMISSORY NOTE
                                  (BASE RATE)


================================================================================
Borrower Name  TAITRON COMPONENTS INCORPORATED
--------------------------------------------------------------------------------
Borrower Address  25202 ANZA DRIVE, SANTA CLARITA, CA 91355
                             ---------------------------------------------------
                             Office  30361                Loan Number 8863128726
                             ---------------------------------------------------
                             Maturity Date  MAY 31, 1997  Amount  $1,500,000.00
================================================================================


WOODLAND HILLS, California         $1,500,000.00       Date ____________________
--------------                      ------------

FOR VALUE RECEIVED, on MAY 31, 1997 the undersigned ("Debtor") promises to pay
                       ------------
to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars
                 --------------------------------------------
($1,500,000.00), or so much thereof as is disbursed, together with interest on
  ------------
the balance of such principal from time to time outstanding, at the per annum rates and the times set forth below.

1. INTEREST PAYMENTS.  Debtor shall pay interest on the LAST day of each MONTHLY
                                                        ----             -------
(commencing JANUARY 31, 1997).  Should interest not be paid when due, it shall
            ----------------
become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $100,000 shall bear interest at a rate to be selected by Debtor which is 1.50% per annum in excess of Bank's Adjusted
                                 ----
     LIBOR-Rate for the Interest Period so selected by Debtor.

     Any Base Interest Rate selected by Debtor may not be changed, altered or otherwise modified until the expiration of the Interest Period for which it was selected. The exercise of interest options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To select a Base Interest Rate, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate has not been selected and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected, select a Base Interest Rate by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., California time, on any Business Day and advising that officer of the Base Interest Rate, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the Adjusted LIBOR-Rate, shall follow the date of such election by no more than two (2) Business Days).

     Bank will confirm the terms of the election in writing by mail to Debtor promptly after the election is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the election, the Base Interest Rate selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

1.1 AVAILABILITY/PRINCIPAL REDUCTIONS:

     At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow under this note, provided that at no time shall the total outstanding principal exceed the principal amount then available under this note. If at any time the total outstanding exceeds the principal amount then available under this note, Debtor shall immediately repay such excess. The principal amount available under this note shall be as follows:

     January 9, 1997 through and including April 29, 1997     $1,500,000.00
     April 30, 1997 through May 31, 1997                        $500,000.00

Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN FERNANDO VALLEY COMMERCIAL BANKING Office, or such other
                 --------------------------------------
office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, of this note, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

     a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding at a Base Interest Rate under this note may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to: (i) the difference between (a) the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) the above difference, if greater than zero, is multiplied by a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360 days; (iii) the above product is multiplied by the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then the amount multiplied in this section shall be the lesser of the amount prepaid or 50% of the total of the amount prepaid and the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date); and (iv) the above product is then discounted to present value using the Yield Rate as the annual discount factor.

     b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

     c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by a security agreement or other agreement securing this note, if any, at a foreclosure sale held thereunder or through the tender of payment any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the obligation to pay such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT LEND TO DEBTOR THE LOAN EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW:

     INITIALS:   /s/Illegible
                 ------------     ------------

5. DEFAULT AND ACCELERATION OF THE TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for

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

the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors or assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by California law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted LIBOR-Rate" shall mean the LIBOR Base Rate as adjusted for reserve requirements imposed on Bank from time to time. "Base Interest Rate" shall mean a rate of interest based on the Adjusted LIBOR-Rate. "Base Interest Rate Loan" shall mean amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "Business Day" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in California and on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" shall mean any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Base Rate" shall mean for each Interest Period the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with such Interest Period and for an amount equal to the amount of principal covered by Debtor's interest rate election. "Origination Date" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "Reference Rate" shall mean the rate announced by Bank from time to time at its corporate headquarters at its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

TAITRON COMPONENTS INCORPORATED
-------------------------------


By  /s/ Stewart Wang
    ----------------

Title  President
      --------------

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